Exhibit 10.8

Spousal Consent

The undersigned, [Name] (ID card No. [ ]), is the lawful spouse of [Name] (ID card No. [ ]) (hereinafter referred to as the “Spouse of Mine”). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by the Spouse of Mine, and the disposal of the equity interests of Gansu Qilianshan Pharmaceutical Co., Ltd. (“Gansu QLS”) held by the Spouse of Mine and registered in his name according to the following documents:

(1) Call Option Agreement entered into between Chengdu Qilian Trading Co., Ltd. (hereinafter referred to as the “Chengdu Qilian Trading”) and Gansu QLS;

(2) Shareholders’ Voting Rights Proxy Agreement entered into between the Chengdu Qilian Trading and Gansu QLS;

(3) Equity Pledge Agreement entered into with the Chengdu Qilian Trading;

(4) Power of Attorney executed by the Spouse of Mine.

I hereby undertake not to make any assertions in connection with the equity interests of Gansu QLS which are held by the Spouse of Mine. I hereby further confirm that the Spouse of Mine can perform the Transaction Documents and further amend or terminate the Transaction Documents without authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Gansu QLS which are held by the Spouse of Mine for any reasons, I shall be bound by the Transaction Documents and the Exclusive Service Agreement entered into between the Chengdu Qilian Trading and Gansu QLS (as amended time to time) and comply with the obligations thereunder as a shareholder of Gansu QLS For this purpose, upon the Chengdu Qilian Trading’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Service Agreement (as amended from time to time).

Signature and Press:

Date: [ ]